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                                                                    Exhibit 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement to register 1,700,000 shares of common stock on From S-8 of our report dated February 2, 2001 relating to the financial statements which appears in Cambridge Heart, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

Boston, Massachusetts
October 31, 2001